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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                           May 22, 2000
         Date of Report (Date of earliest event reported)

                      THREE RIVERS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-29083         25-1843375
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

    2681 Mosside Boulevard, Monroeville, PA              15146
   (Address of principal executive offices)           (Zip Code)

                         (412) 666-8063
         Registrant's telephone number, including area code

     _________________________________________________________
  (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On May 22, 2000, the Registrant terminated the engagement of Arthur Andersen LLP ("AA") as the Registrant's Independent Public Accountants, effective immediately. On May 23, 2000, the Registrant engaged Ernst & Young LLP to audit the Registrant's consolidated financial statements for the year ending December 31, 2000. This change in accountants has been approved and ratified by the Audit Committee of the Registrant's Board of Directors.

     AA's report on the Registrant's consolidated financial statements at and for each of the two years in the period ended December 31, 1999, as filed with the Registrant's Form 10, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and the subsequent interim period ending May 22, 2000, there were no disagreements between the Registrant and AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and no otherwise reportable events, which disagreements or events, if not resolved to such accountant's satisfaction, would have caused AA to make reference to the subject matter of the disagreement or event in connection with its report on the consolidated financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibits are filed herewith:

     16.1  Letter of Arthur Andersen LLP.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THREE RIVERS BANCORP, INC.

Dated:  May 23, 2000

                               By: /s/ Terry K. Dunkle      _
                                     Terry K. Dunkle
                                     Chairman and Chief
                                     Executive Officer



                           EXHIBIT INDEX

Exhibit Number

     16.1        Letter of Arthur Andersen LLP

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